SECURITIZED ASSET BACKED RECEIVABLES LLC

as Purchaser

and

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

as Seller

MORTGAGE LOAN PURCHASE AGREEMENT

Fixed Rate and Adjustable Rate Mortgage Loans

C-BASS 2007-CB2 Trust
C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2

Dated as of February 1, 2007

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

1

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01

Sale of Mortgage Loans

2

Section 2.02

Obligations of Seller Upon Sale

2

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01

Seller Representations and Warranties Relating to the Mortgage Loans.

4

Section 3.02

Seller Representations and Warranties.

15

ARTICLE IV

SELLER’S COVENANTS

Section 4.01

Covenants of the Seller.

18

ARTICLE V

CONDITIONS OF CLOSING

Section 5.01

Conditions of Depositor’s Obligations

18

ARTICLE VI

OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

ARTICLE VII

TERMINATION

Section 7.01

Termination.

21

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01

Amendment.

21

Section 8.02

Governing Law.

21

Section 8.03

Notices.

21

Section 8.04

Severability of Provisions.

22

Section 8.05

Counterparts.

22

Section 8.06

Further Agreements.

22

Section 8.07

Intention of the Parties.

22

Section 8.08

Successors and Assigns; Assignment of this Agreement.

22

Section 8.09

Survival.

23

Schedule I

Mortgage Loan Schedule

MORTGAGE LOAN PURCHASE AGREEMENT, dated as of February 1, 2007 (the “Agreement”), between CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC (“C-BASS” or the “Seller”) and SECURITIZED ASSET BACKED RECEIVABLES LLC (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Seller is the owner of either the notes or other evidence of indebtedness (the “Mortgage Notes”) or other evidence of ownership so indicated on Schedule I hereto, and the other documents or instruments constituting the Mortgage File (collectively, the “Mortgage Loans”); and

WHEREAS, the Seller, as of the date hereof, owns the mortgages (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights (a) to any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) to the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and the Purchaser purchase the Mortgage Loans from the Seller pursuant to the terms of this Agreement; and

WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among the Seller, as seller, the Purchaser, as depositor, Litton Loan Servicing LP (“Litton”), as servicer, and LaSalle Bank National Association, as trustee (the “Trustee”), the Purchaser will convey the Mortgage Loans to C-BASS 2007-CB2 Trust (the “Trust”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

  All capitalized terms used but not defined herein and below shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

“Custodian”:  A custodian acceptable to the Trustee, which may be the Trustee and which shall not be the Seller or any affiliate of the Seller.  The initial Custodian shall be The Bank of New York.

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01

Sale of Mortgage Loans

The Seller does hereby agree to and does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, on the Closing Date, all its right, title and interest, in and to (i) each Mortgage Loan and the related Cut-off Date Principal Balance thereof, including any Related Documents; (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iv) its interest in any insurance policies in respect of the Mortgage Loans; and (v) all proceeds of any of the foregoing.

Section 2.02

Obligations of Seller Upon Sale

(a)

In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (x) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (y) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all the Mortgage Loans specifying, among other things, for each Mortgage Loan, as of the Cut-off Date, its account number and Cut-off Date Principal Balance.  Such file (the “Mortgage Loan Schedule”) which is included as Exhibit D to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with such transfer and assignment, the Seller, on behalf of the Purchaser, does hereby deliver or cause to be delivered to, and deposit with the Trustee, or its designated agent (the “Custodian”), the following documents or instruments with respect to each Mortgage Loan (a “Mortgage File”) so transferred and assigned:

(i)

the original Mortgage Note, endorsed either (a) in blank or (b) in the following form:  “Pay to the order of LaSalle Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2, without recourse,” or with respect to any lost Mortgage Note, an original lost note affidavit, together with a copy of the related Mortgage Note;

(ii)

the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

(iii)

an original Assignment of Mortgage, in form and substance acceptable for recording.  The Mortgage shall be assigned either (a) in blank or (b) to “LaSalle Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2, without recourse”;

(iv)

an original or a certified copy of any intervening assignment of Mortgage showing a complete chain of assignments;

(v)

the original or a certified copy of lender’s title insurance policy; and

(vi)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any.

If any of the documents referred to in Section 2.02(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.  The Seller shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

Upon discovery or receipt of notice by the Seller of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall cure such defect or deliver such missing document to the Trustee or the Custodian within 120 days, or, in the case of missing Mortgages or Assignments, within 150 days of the Closing Date.  Notwithstanding the foregoing, if any such defect would cause the Mortgage Loan not to be a “qualified mortgage” for REMIC purposes, the Seller shall cure such defect or deliver such missing document to the Trustee or the Custodian within 90 days of the earlier of the Seller’s discovery of or receipt of notification of any materially defective document in, or that a document is missing from, a Mortgage File.  If the Seller does not cure such defect or deliver such missing document within the applicable time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 3.01 hereof.

The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01 hereof.

The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller’s right, title and interest in and to the Mortgage Loans and other property described above.  In the event the transaction set forth herein is deemed not to be a sale, the parties intend that this agreement shall constitute a security agreement under the UCC or other applicable law to secure all of the Seller’s obligations hereunder, and the Seller shall be deemed to have granted, and the Seller hereby grants, to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under (whether now existing or hereafter created or acquired) (i) each Mortgage Loan and the related Cut-off Date Principal Balance thereof, including any Related Documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, (iii) property which secured such Mortgage Loan and which has  been acquired by foreclosure or deed in lieu of foreclosure; (iv) its interest in any insurance policies in respect of the Mortgage Loans, if any, and (v) all proceeds of the foregoing.  The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

(b)

The Seller shall cause the Assignments of Mortgage which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.02(a)(iii) hereof and, to the extent necessary, in Section 2.02(a)(iv) hereof to be recorded.  The Seller or its designee shall be required to deliver such assignments for recording within 30 days of the Closing Date.  The Seller or its designee shall furnish the Trustee, or its designated agent, with a copy of each assignment of Mortgage submitted for recording.  In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded.

In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Seller shall cause to be completed such endorsements in the following form:  “Pay to the order of LaSalle Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2, without recourse.”

Section 2.03

Payment of Purchase Price for the Mortgage Loans.  In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, as directed by the Seller, an amount equal to the purchase price of the Mortgage Loans, net of an expense reimbursement amount, and to transfer to the Seller or its designee on the Closing Date, the Class B-4, Class CE-1, Class CE-2, Class P, Class R and Class R-X Certificates (collectively, the “Retained Certificates”).  The Expense Reimbursement Amount shall reimburse the Purchaser for the Purchaser’s Securities and Exchange Commission registration statement fees and the Purchaser’s registration statement administration fees allocable to the Trust.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01

Seller Representations and Warranties Relating to the Mortgage Loans.

  The Seller hereby represents and warrants to the Purchaser, with respect to the Mortgage Loans, that as of the Closing Date or as of such date specifically provided herein:

(a)

The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date.

(b)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

(c)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage and the interests of the Certificateholders, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except, in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee and the terms of which are reflected in the Mortgage Loan Schedule.

(d)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(e)

All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement.  All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.  All acts required to be performed to preserve the rights and remedies of the Trustee in any such insurance policies have been performed, including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

(f)

As of the date of origination of the Mortgage Loan, any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination of the Mortgage Loans have been complied with.  Any and all requirements of any federal, state or local law, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the servicing of the Mortgage Loans have been complied with.

(g)

The Mortgage has not been satisfied, canceled, subordinated (other than with respect to second lien loans, the subordination to the first lien loan) rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

(h)

The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally, (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (4) with respect to any second lien mortgage loan, the lien of the related first mortgage loan.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

(i)

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms.

(j)

The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the mortgagee pursuant to the Mortgage Note or Mortgage.

(k)

Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loans and has good and marketable title to each Mortgage Loan, free and clear of any and all liens, pledges, charges, claims, participation interests, mortgages, security interests or encumbrances or other interests of any nature and has full right and authority to sell and assign the same.

(l)

Each Mortgage Loan is covered by an ALTA mortgagee title insurance policy acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA and FHLMC, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(1) and (2) above) the Seller, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the mortgage interest rate and/or monthly payment including any negative amortization thereunder.  Additionally, such mortgagee title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Seller is the sole insured of such mortgagee title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy.

(m)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(n)

The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage servicing industry.

(o)

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act, 50 U.S.C. App. §§ 501-596, enacted on December 19, 2003, as amended.

(p)

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage.

(q)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(r)

No Mortgage Loan contains provisions pursuant to which monthly payments are (1) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (2) paid by any source other than the Mortgagor or (3) contains any other similar provisions which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

(s)

The Mortgage Note, the Mortgage, the Assignment and any other documents required to be delivered with respect to each Mortgage Loan pursuant to Section 2.02 hereof have been delivered to the Purchaser or its designee, all in compliance with the specific requirements of Section 2.02 hereof.

(t)

If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA’s eligibility requirements.

(u)

None of the Mortgage Loans are secured by a leasehold estate or constitute other than real property under applicable state law.

(v)

The rights with respect to each Mortgage Loan are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the Closing Date.

(w)

The Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller.

(x)

All parties which have had any interest in each Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, and including, without limitation, the Seller, are (or during the period in which they held and disposed such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the property securing the Mortgage is located to the extent that any noncompliance thereunder would affect the value or marketability of the Mortgage Loans.

(y)

To the best of Seller’s knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

(z)

The Mortgaged Property is free from material damage.

(aa)

Each Mortgage Loan has been serviced by the Servicer in accordance with the terms thereof and Applicable Regulations.

(bb)

There is no proceeding pending for the total or partial condemnation and no eminent domain proceedings pending affecting any Mortgaged Property.

(cc)

To the best of the Seller’s knowledge there was no fraud involved in the origination of any Mortgage Loan by the applicable mortgagee or Mortgagor, and to the best of the Seller’s knowledge, there was no fraud by the appraiser or any other party involved in the origination of any such Mortgage Loan.

(dd)

Each mortgage file contains an appraisal of or a broker’s price opinion regarding the related Mortgaged Property indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Mortgage Loan Schedule.  Each appraisal has been prepared on FNMA or FHLMC forms.

(ee)

No improvements on any Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon such Mortgaged Property unless there exists in the applicable Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

(ff)

With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Servicer and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or escrow advances or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Note.

(gg)

No Mortgage Loan, other than a Bankruptcy Plan Mortgage Loan, is subject to any pending bankruptcy or insolvency proceeding.  To the Seller’s best knowledge, no material litigation or lawsuit relating to any Mortgage Loan is pending.

(hh)

The Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans acquired by the Seller.

(ii)

The sale, transfer, assignment and conveyance of Mortgage Loans by the Seller pursuant to this Agreement will not result in any tax, fee or governmental charge (other than income taxes and related taxes) payable by the Seller, the Depositor or the Trustee to any federal, state or local government other than taxes which have or will be paid by the Seller as due (“Transfer Taxes”).  In the event that the Depositor or the Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, other than any taxes to be paid by the creditor, on written demand by the Depositor, or the Trustee, or upon the Seller’s otherwise being given notice thereof by the Depositor or the Trustee, the Seller shall pay, and otherwise indemnify and hold the Depositor and the Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Certificateholders, the Trustee and the Depositor shall have no obligation to pay such Transfer Taxes).

(jj)

With respect to each Mortgage Loan that is a “mortgage” as such term is defined in 15 U.S.C. 1602(aa), no obligor has or will have a claim or defense under such Mortgage Loan as a result of a violation of the Home Ownership and Equity Protection Act of 1994.

(kk)

With respect to the Mortgage Loans, the Mortgaged Properties securing repayment of the related Mortgage Note consist of a fee simple interest in a single parcel or two contiguous parcels of real property (i) improved by a (a) detached or semi-detached one-family dwelling, (b) detached or semi-detached two-to four family dwelling, (c) one-family unit in a FNMA eligible condominium project, (d) detached or semi-detached one-family dwelling in a planned unit development, (e) multi-family dwelling or townhouse or (f) mobile home or manufactured dwelling which constitutes real property or (ii) unimproved by any residential dwelling.

(ll)

Except for the Mortgage Loans identified on the Mortgage Loan Schedule as delinquent, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

(mm)

The Seller has no actual knowledge that with respect to any Mortgage Loan (1) the Servicer has sent a notice of default to the related Mortgagor which the Servicer is currently seeking to enforce, or (2) any foreclosure proceedings have been commenced or acceleration been declared which is currently pending.  The Seller is not transferring any Mortgage Loan to the Purchaser with the intention or knowledge that the Purchaser or the Trust will acquire the related Mortgaged Property.

(nn)

With respect to any Mortgage Loan that is secured by a second lien on the related Mortgaged Property, either (i) no consent for the Mortgage Loan is required by the holder of any related senior lien or (ii) such consent has been obtained and is contained in the Mortgage File.

(oo)

In any case in which a Mortgage Loan is secured by a second lien and a senior lien on the related Mortgaged Property provides for negative amortization or deferred interest, the balance of such senior lien on the related Mortgaged Property used to calculate the Combined Loan-to-Value Ratio for the Mortgage Loan is based on the maximum amount of negative amortization possible under such senior loan.

(pp)

With respect to a Mortgage Loan which is a second lien, as of the date hereof, the Seller has not received a notice of default of a senior lien on the related Mortgaged Property which has not been cured.

(qq)

No Mortgage Loan is delinquent (other than Mortgage Loans subject to a bankruptcy plan or forbearance plan).  The Seller has not waived any default, breach, violation or event of acceleration, and the Seller has not taken any action to waive any default, breach, violation or event of acceleration, with respect to any Mortgage Loan.

(rr)

Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860 G(a)(3) of the Code.

(ss)

With respect to any Adjustable-Rate Mortgage Loan, all rate adjustments have been performed in accordance with the terms of the related Mortgage Note or subsequent modifications, if any.

(tt)

[Reserved].

(uu)

With respect to each Mortgage Loan that is on a mobile or manufactured housing unit, such unit is a “single family residence” within the meaning of Section 25(e)(10) of the Code, and has a minimum of 400 square feet of living space, a minimum width of 102 inches and is of a kind customarily used at a fixed location.

(vv)

No Mortgage Loan is on manufactured housing.

(ww)

Any written agreement between the Mortgagor in respect of a Mortgage Loan and the Servicer modifying such Mortgagor’s obligation to make payments under the Mortgage Loan (such modified Mortgage Loan, a “Modified Mortgage Loan”) involved some assessment of the Mortgagor’s ability to repay the Modified Mortgage Loan.

(xx)

With respect to each Group I Mortgage Loan, no refinance or purchase money Mortgage Loan has an APR or total points and fees that exceed the thresholds set by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) and its implementing regulations, including 12 CFR § 226.32(a)(1)(i) and (ii) and no Mortgage Loan is in violation of any state law or ordinance similar to HOEPA.

(yy)

No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies.

(zz)

With respect to each Group I Mortgage Loan that imposes a Prepayment Charge (a) to the Seller’s knowledge, after conducting its normal due diligence process, such Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such Prepayment Charge; (b) to the Seller’s knowledge, after conducting its normal due diligence process, the applicable originator had a policy of offering the borrower the option of obtaining a mortgage loan that did not require payment of such a Prepayment Charge (alternatively, prior to the origination of such Mortgage Loan, the borrower was offered the option of obtaining a mortgage loan that did not require the payment of such a Prepayment Charge); (c) such Mortgage Loan was originated by an originator that adequately disclosed the Prepayment Charge to the borrower pursuant to applicable state and federal law; (d) no such Mortgage Loan that was originated on or after October 1, 2002 will impose a Prepayment Charge for a term in excess of three years and any Mortgage Loans originated prior to such date will not provide for Prepayment Charges for a term in excess of five years, unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the Mortgage Note and the borrower was notified in writing of such reduction in prepayment period; and (e) such Prepayment Charge will not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent Mortgage or due to the borrower’s default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such penalty.

(aaa)

The Servicer has fully furnished and will continue to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

(bbb)

No Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia.

(ccc)

No Mortgage Loan that was originated on or after March 7, 2003, is a “high cost home loan” as defined under the Georgia Fair Lending Act.

(ddd)

[Reserved].

(eee)

(a) No Mortgage Loan is classified as a high cost mortgage loan under HOEPA; and (b) no Mortgage Loan in the Trust is a “high cost home,” “covered” (excluding home loans defined as “covered home loans” pursuant to clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), “high risk home” or “predatory” loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

(fff)

None of the Mortgage Loans are “high cost” as defined by the applicable predatory and abusive lending laws or any federal, state or local law.

(ggg)

No Mortgage Loans are subject to the Georgia Fair Lending act (“GFLA”) effective from October 1, 2002 to March 6, 2003.

(hhh)

The Prepayment Charges included in the transaction are enforceable and were originated in compliance with all federal, state and local laws.

(iii)

Each Mortgage Loan, at origination, complied in all material respects with applicable state, local and federal laws, including, but not limited to all applicable predatory and abusive lending laws.

(jjj)

Information provided to the rating agencies, including the loan level detail, is true and correct according to the rating agency requirements.

(kkk)

No Mortgage Loan is a High Cost Loan or a Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS Glossary, which is now Version 5.7, Appendix E).

(lll)

With respect to each Group I Mortgage Loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan.

(mmm)

With respect to the Mortgage Loans set forth on Schedule II hereto the related mortgagor will make its indicated monthly payment by the date set forth on Schedule II.

(nnn)

With respect to any Group I Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(ooo)

The original principal balance of each Group I Mortgage Loan is within Freddie Mac’s dollar amount limits for conforming one- to four-family mortgage loans.

(ppp)

With respect to each Group I Mortgage Loan, to the Seller’s knowledge the borrower was not encouraged or required to select a mortgage loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, taking into account such facts as, without limitation, the mortgage loan’s requirements and the borrower’s credit history, income, assets and liabilities.

(qqq)

To the Seller’s knowledge, after due inquiry, the methodology used in underwriting the extension of credit for each Group I Mortgage Loan did not rely solely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit.  To the Seller’s knowledge, after due inquiry, the methodology employed objective criteria such as the borrower’s income, assets and liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan’s originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the Mortgage Loan.

(rrr)

No borrower of a Group I Mortgage Loan was charged “points and fees” in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater.  For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fee and charges, in total, do not exceed 0.25 percent of the loan amount.

(sss)

With respect to each Group I Mortgage Loan that is a Second-Lien Mortgage Loan, such lien is on a one-to-four-family residence that is the principal residence of the borrower; (ii) the original principal balance does not exceed one-half of the one-unit limitation for first lien mortgage loans, i.e., $208,500 (in Alaska, Guam, Hawaii or Virgin Islands: $312,750), without regard to the number of units; and (iii) the original principal balance of the first lien mortgage loan plus the original principal balance of any second lien mortgage loans relating to the same mortgaged property does not exceed the applicable Freddie Mac loan limit for first lien mortgage loans for that property type.

(ttt)

With respect to each Group I Mortgage Loan, each Mortgage Note is dated less than one year before the Closing Date.

With respect to the representations and warranties set forth in this Section 3.01 that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer or the Trustee, as set forth in Section 2.04 of the Pooling and Servicing Agreement, that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee for the benefit of the Certificateholders then, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

Upon discovery by the Depositor, the Seller, the Servicer, the Purchaser or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties contained in this Article III or Section 2.04 of the Pooling and Servicing Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee for the benefit of the Certificateholders, the party discovering the breach shall give prompt written notice to the others and in no event later than two Business Days from the date of such discovery.  It is understood by the parties hereto that a breach of the representations and warranties made in this Section 3.01(vv), (xx), (zz), (aaa), (bbb), (ccc), (eee), (fff), (iii), (kkk), (lll), (nnn), (ooo), (ppp), (qqq), (rrr), (sss) and (ttt) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee.  Within 90 days of the earlier of its discovery or its receipt of notice of any such breach of a representation or warranty, the Seller shall promptly cure such breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, in accordance with Section 2.03 of the Pooling and Servicing Agreement.

Upon discovery or receipt of written notice by the Seller of any materially defective document in, or that a material document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments (or within 90 days of the earlier of the Seller’s discovery or receipt of notification if such defect would cause the Mortgage Loan not to be a “qualified mortgage” for REMIC purposes), or in the event such defect cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, within such time periods and in accordance with Section 2.03 of the Pooling and Servicing Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee or its agent, on behalf of the Purchaser and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment.

It is understood and agreed that the obligations of the Seller set forth in this Section 3.01 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser, the Certificateholders or the Trustee on their behalf respecting a missing or defective document or a breach of the representations or warranties contained in this Section 3.01.

Section 3.02

Seller Representations and Warranties.

  The Seller hereby represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

(A)

The Seller is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the power and authority to own its assets and to transact the business in which it is currently engaged.  The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans, or (d) its ability to foreclose on the related Mortgaged Properties.

(B)

The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the Seller’s legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies, (2) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

(C)

The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business as it is presently conducted.  It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

(D)

The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Limited Liability Company Agreement, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

(E)

No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

(F)

The transactions contemplated by this Agreement are in the ordinary course of the Seller’s business.

(G)

The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency.

(H)

The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller’s condition (financial or otherwise) or operations or any of the Seller’s properties, or materially and adversely affect the performance of any of its duties hereunder.

(I)

There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement and the Pooling and Servicing Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller’s performance of any of its respective obligations under, or the validity or enforceability of, this Agreement and the Pooling and Servicing Agreement.

(J)

The Seller is not transferring the Mortgage Loans to the Purchaser hereunder with any intent to hinder, delay or defraud any of its creditors.

(K)

The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

(L)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(M)

The Seller understands that (a) the Retained Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities law, (b) the Purchaser is not required to so register or qualify the Retained Certificates, (c) the Retained Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Retained Certificates and (e) the Retained Certificates will bear a legend to the foregoing effect.

(N)

The Seller is acquiring the Retained Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Securities Act or any applicable state securities laws.

(O)

The Seller is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Retained Certificates, such that it is capable of evaluating the merits and risks of investment in the Retained Certificates, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501(a) promulgated pursuant to the Securities Act.

(P)

The Seller has been furnished with such information concerning the Retained Certificates and the Purchaser as has been requested by the Seller from the Purchaser and is relevant to the Seller’s decision to purchase the Retained Certificates.  The Seller has had any questions arising from such review answered by the Purchaser to the satisfaction of the Seller.

(Q)

The Seller has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Retained Certificate, any interest in any Retained Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Retained Certificate, any interest in any Retained Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Retained Certificate, any interest in any Retained Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Retained Certificate under the Securities Act, that would render the disposition of any Retained Certificate a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Seller will not sell or otherwise transfer any of the Retained Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

(R)

The Seller is not an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, an “ERISA Plan”), and is not acting on behalf of, as named fiduciary of, as trustee of, or investing the assets of an ERISA Plan.

ARTICLE IV

SELLER’S COVENANTS

Section 4.01

Covenants of the Seller.

The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

ARTICLE V

CONDITIONS OF CLOSING

Section 5.01

Conditions of Depositor’s Obligations

The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction on the Closing Date of the following conditions.  Upon payment of the purchase price for the Mortgage Loans, such conditions shall be deemed satisfied or waived.

(a)

The Depositor shall have received a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Deloitte & Touche LLP, independent certified public accountants, regarding (i) the numerical information contained in the Free Writing Prospectus dated February 23, 2007 and the Prospectus Supplement including, but not limited to the information under the captions “Prepayment and Yield Considerations” and “The Mortgage Loan Pool”, (ii) any numerical information in any marketing materials relating to the Certificates and (iii) any other information as reasonably requested by the Depositor.

(b)

The Depositor shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Depositor and its counsel:

(i)

the Mortgage Loan Schedule;

(ii)

this Agreement, the Pooling and Servicing Agreement, and all documents required thereunder, duly executed and delivered by Seller;

(iii)

officer’s certificate of an officer of the Seller, dated as of the Closing Date, and a copy of the Seller’s charter and by-laws;

(iv)

opinions of counsel for the Seller and Servicer as to the information relating to the Seller and Servicer included in the Free Writing Prospectus dated February 23, 2007 and the Prospectus Supplement, in form and substance reasonably acceptable to the Depositor and its counsel.

(v)

opinions of counsel for the Seller as to various corporate matters and other matters in form and substance acceptable to the Depositor, its counsel, Moody’s, S&P, Fitch and DBRS (it being agreed that each such opinion shall expressly provide that the Trustee shall be entitled to rely on such opinion);

(vi)

a letter from Moody’s to the effect that it has assigned ratings of “Aaa,” “Aaa,” “Aaa,” “Aaa,” “Aaa,” “Aaa,” “Aa1,” “Aa2,” “Aa3,” “A1,” “A2,” “A3,” “Baa1,” “Baa2,” “Baa3,” and “Ba1” to the Class A1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class A-2E, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, respectively;

(vii)

a letter from S&P to the effect that it has assigned ratings of “AAA,” “AAA,” “AAA,” “AAA,” “AAA,” “AAA,” “AA+,” “AA+” “AA,” “AA,” “AA-,” “A+,” “A,” “BBB+,” “BBB,” and “BBB-” to the Class A1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class A-2E, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, respectively;

(viii)

a letter from Fitch to the effect that it has assigned ratings of “AAA,” “AAA,” “AAA,” “AAA,” “AAA,” “AAA,” “AA+,” “AA+” “AA,” “AA-,” “A+,” “A,” “A-,” “BBB+,” “BBB,” and “BBB-” to the Class A1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class A-2E, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, respectively;

(ix)

a letter from DBRS to the effect that it has assigned ratings of “AAA,” “AAA,” “AAA,” “AAA,” “AAA,” “AAA,” “AA (high),” “AA (high),” “AA,” “AA (low),” “A (high),” “A,” “A (low),” “BBB (high),” “BBB” and “BBB (low)” to the Class A1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class A-2E, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, respectively;

(x)

an opinion of counsel for the Trustee in form and substance reasonably acceptable to the Depositor, its counsel, Moody’s, S&P, Fitch and DBRS; and

(xi)

opinions of counsel for the Servicer, in form and substance reasonably acceptable to the Depositor, its counsel, Moody’s, S&P, Fitch and DBRS.

(c)

All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Depositor and its counsel.

ARTICLE VI

OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

(a)

In accordance with the terms of Section 3.16 of the Pooling and Servicing Agreement, as to any Mortgage Loan which is Delinquent in payment by 120 days or more or any REO Property, an Affiliate of the Seller may, at its option, purchase such Mortgage Loan from the Trust Fund at the Purchase Price for such Mortgage Loan provided that an Affiliate of the Seller may exercise the purchase right during the period commencing on the first day of the calendar quarter succeeding the calendar quarter in which the Initial Delinquency Date occurred and ending on the last Business Day of such calendar quarter.  The “Initial Delinquency Date” of a Mortgage Loan shall mean the date on which the Mortgage Loan first became 120 days Delinquent.

(b)

If an Affiliate of the Seller does not exercise the purchase right with respect to a Mortgage Loan during the period specified in the preceding paragraph, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding paragraph only after the Mortgage Loan ceases to be 120 days or more Delinquent and thereafter becomes 120 days Delinquent again.

ARTICLE VII

TERMINATION

Section 7.01

Termination.

  The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust as provided in Section 8.01 of the Trust Agreement.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01

Amendment.

  This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

Section 8.02

Governing Law.

  This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 8.03

Notices.

  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

if to the Seller:

Credit-Based Asset Servicing and Securitization LLC
335 Madison Avenue, 19th Floor
New York, New York  10017
Attention:  General Counsel

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

if to the Purchaser:

Securitized Asset Backed Receivables LLC
200 Park Avenue
New York, New York  10166
Attention:  Paul Menefee
Telephone:  (212) 412-5271

with a copy to:

Barclays Bank PLC
200 Park Avenue
New York, New York  10166
Attention:  Michael Wade
Telephone:  (212) 412-2812

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

Section 8.04

Severability of Provisions.

  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 8.05

Counterparts.

  This Agreement may be executed in one or more counterparts by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.06

Further Agreements.

  The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates representing interests in the Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans.  In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of investment grade securities rated by the Rating Agencies.

Section 8.07

Intention of the Parties.

  It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than the pledging of the Mortgage Loans by the Seller to secure a loan by the Purchaser to the Seller.  Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes and all other purposes as a sale by the Seller and a purchase by the Purchaser of the Mortgage Loans.  The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 8.08

Successors and Assigns; Assignment of this Agreement.

  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee.  The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and which consent shall be at the Purchaser’s sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller.  The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of certificates representing undivided interests in such Mortgage Loans.  As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee.  Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 8.09

Survival.

  The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the purchase of the Mortgage Loans hereunder.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

SECURITIZED ASSET BACKED RECEIVABLES LLC, as Purchaser

By:

  /s/ Paul Menefee

Name: Paul Menefee

Title: Managing Director

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC, as Seller

By:

  /s/ David Chin

Name: David Chin

Title: Vice President

SCHEDULE I

MORTGAGE LOAN SCHEDULE

(AVAILABLE UPON REQUEST)

SCHEDULE II

Loan Number	Early Pay Default Payment	Date on Which Payment Must be Received
14483085	2/1/2007	3/1/2007
18403147	2/1/2007	3/1/2007
18427211	2/1/2007	3/1/2007
30240642	3/1/2007	3/1/2007
30259071	1/20/2007	1/20/2007
30266530	1/20/2007	1/20/2007
30259238	1/23/2007	1/23/2007
30265375	1/26/2007	1/26/2007
30310692	2/1/2007	2/1/2007
30311666	2/1/2007	2/1/2007
30313605	2/1/2007	2/1/2007
30315535	2/1/2007	2/1/2007
30318653	2/1/2007	2/1/2007
30319578	2/1/2007	2/1/2007
30320279	2/1/2007	2/1/2007
30320733	2/1/2007	2/1/2007
30320949	2/1/2007	2/1/2007
30265540	2/1/2007	2/1/2007
30265631	2/1/2007	2/1/2007
30270094	2/1/2007	2/1/2007
30301220	2/1/2007	2/1/2007
30306989	2/1/2007	2/1/2007
30272090	2/1/2007	2/1/2007
30271878	3/1/2007	3/1/2007
30303960	4/1/2007	4/1/2007
30118400	12/1/2006	1/1/2007
30261580	12/11/2006	1/11/2007
30269336	12/13/2006	1/13/2007
30263461	12/19/2006	1/19/2007
30265086	12/21/2006	1/21/2007
30266589	12/21/2006	1/21/2007
30269583	12/21/2006	1/21/2007
30259097	12/22/2006	1/22/2007
30263545	12/22/2006	1/22/2007
30268312	12/22/2006	1/22/2007
30269617	12/22/2006	1/22/2007
30259162	12/23/2006	1/23/2007
30263735	12/23/2006	1/23/2007
30263750	12/23/2006	1/23/2007
30265177	12/23/2006	1/23/2007
30270573	12/24/2006	1/24/2007
30270599	12/24/2006	1/24/2007
30262182	12/25/2006	1/25/2007
30262208	12/25/2006	1/25/2007
30269666	12/25/2006	1/25/2007
30265284	12/26/2006	1/26/2007
30269781	12/26/2006	1/26/2007
30236871	12/1/2006	2/1/2007